Exhibit 1.1

MACH NATURAL RESOURCES LP

Common Units

EQUITY DISTRIBUTION AGREEMENT

May 22, 2026

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

Mach Natural Resources LP, a Delaware limited partnership (the “Company”), proposes to issue and sell through Morgan Stanley & Co. LLC, as sales agent (the “Manager”), on the terms set forth in this equity distribution agreement (this “Agreement”), common units representing limited partner interests in the Company, having an aggregate gross sales price of up to $100,000,000 (the “Units”). The common units of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Units”. The Company and Mach Natural Resources GP, LLC a Delaware limited liability company and the general partner of the Company (the “General Partner”), are hereinafter referred to as the “Mach Parties.” The Mach Parties and their respective subsidiaries are collectively referred to as the “Partnership Entities.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) registration statements on Form S-3 (File Nos. 333-290448 and 333-283511), each including a prospectus, relating to the securities (the “Shelf Securities”), including the Units, to be issued from time to time by the Company. Each registration statement as of its most recent effective date, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as a “Registration Statement”, and the related prospectus covering the Shelf Securities and filed as part of the Registration Statement, together with any amendments or supplements thereto as of the most recent effective date of each Registration Statement, is hereinafter referred to as a “Base Prospectus”. “Prospectus Supplement” means the final prospectus supplement, relating to the Units, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof, in the form furnished by the Company to the Manager in connection with the offering of the Units. Except where the context otherwise requires, “Prospectus” means each Base Prospectus, as supplemented by the Prospectus Supplement and the most recent Interim Prospectus Supplement (as defined in Section 6(c) below), if any. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act. “Permitted Free Writing Prospectuses” means the documents approved in writing by the Manager in accordance with Section 6(b), and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement”, “Base Prospectus”, “Prospectus Supplement”, “Interim Prospectus Supplement” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof. The terms “supplement”, “amendment” and “amend” as used herein with respect to each Registration Statement, each Base Prospectus, the Prospectus Supplement, any Interim Prospectus Supplement or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein (the “Incorporated Documents”).

1. Representations and Warranties. The Mach Parties, jointly and severally, represent and warrant to and agree with the Manager that:

(a) Each Registration Statement has become effective; no stop order suspending the effectiveness of each Registration Statement is in effect; and no proceedings for such purpose or pursuant to Section 8A under the Securities Act are pending, to the Mach Parties’ knowledge, before or threatened by the Commission.

(b) (i) (A) At the respective times each Registration Statement and each amendment thereto became effective, (B) at each deemed effective date with respect to the Manager pursuant to Rule 430B(f)(2) under the Securities Act (each, a “Deemed Effective Time”), (C) as of each time Units are sold pursuant to this Agreement (each, a “Time of Sale”), (D) at each Settlement Date (as defined below) and (E) at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Units (the “Delivery Period”), each Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations under the Securities Act; (ii) the Base Prospectus complied, or will comply, at the time it was, or will be filed, with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, as of each Time of Sale and at all times during the Delivery Period, will comply in all material respects with the rules and regulations under the Securities Act; (iii) each of the Prospectus Supplement, any Interim Prospectus Supplement and the Prospectus will comply, as of the date that such document is filed with the Commission, as of each Time of Sale, as of each Settlement Date and at all times during the Delivery Period, in all material respects with the rules and regulations under the Securities Act; and (iv) the Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and any further Incorporated Documents so filed and incorporated by reference, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

(c) (i) As of the date hereof, at the respective times each Registration Statement and each amendment thereto became effective and at each Deemed Effective Time, each Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as of each Time of Sale, the Prospectus (as amended and supplemented at such Time of Sale) and any Permitted Free Writing Prospectus then in use, considered together (collectively, the “General Disclosure Package”), did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) as of its date, the Prospectus did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) at any Settlement Date, the Prospectus (as amended and supplemented at such Settlement Date) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use in the Prospectus or in the General Disclosure Package.

(d) Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Units or until any earlier date that the Company notified or notifies the Manager, did not, does not and will not include any material information that conflicted, conflicts or will conflict with the information contained in each Registration Statement or the Prospectus. Each broadly available road show, if any, when considered together with the General Disclosure Package, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except for the Permitted Free Writing Prospectuses, if any, and electronic road shows, if any, furnished to and approved by the Manager in accordance with Section 6(b), the Company has not prepared, used or referred to, and will not, prepare, use or refer to, any free writing prospectus.

(e) (i)(A) At the time of filing each Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Shelf Securities in reliance on the exemption of Rule 163 under the Securities Act, the Company was not an “ineligible issuer” as defined in Rule 405 of the Securities Act; and (ii)(A) at the time of filing of each Registration Statement, (B) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Units and (C) at the date hereof, the Company was not and is not an “ineligible issuer” as defined in Rule 405 under the Securities Act.

(f) The Company has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with full limited partnership power and authority to own, lease and operate its properties and conduct its business as described in each Registration Statement, the General Disclosure Package and the Prospectus (and any amendment or supplement thereto) and to enter into and perform its obligations under this Agreement, and has been duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a material adverse effect on the condition (financial or other), earnings, business, properties, net worth, results of operations or prospects of the Partnership Entities, taken as a whole (a “Material Adverse Effect”).

(g) The General Partner has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full limited liability power and authority to own, lease and operate its properties and conduct its business and to act as general partner of the Company as described in each Registration Statement, the General Disclosure Package and the Prospectus (and any amendment or supplement thereto) and to enter into and perform its obligations under this Agreement to which the General Partner is a party, and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to qualify or be in good standing would not have a Material Adverse Effect.

(h) Each of the Partnership Entities (other than the Company and the General Partner) has been duly incorporated, formed (or organized) and is validly existing as a corporation, limited partnership or limited liability company (or other organization) in good standing under the laws of the jurisdiction of its incorporation, formation (or organization), with power and authority to own, lease and operate its properties and conduct its business as described in each Registration Statement, the General Disclosure Package and the Prospectus (and any amendment or supplement thereto), and has been duly registered and qualified to conduct its business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure so to register or qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding membership interests (or other ownership interests) of each subsidiary of the Company (collectively, the “Subsidiaries” and each a “Subsidiary”), has been duly and validly authorized and issued, is fully paid (to the extent required by their respective organizational documents) and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any transfer restrictions, security interests, liens, mortgage, pledge, charges, equities, claims, encumbrances or defects in title of any nature (each, an “Encumbrance”), except pursuant to the Revolving Credit Agreement, dated February 27, 2025 (as amended), among the Company, the lenders and issuing banks party thereto from time to time and Truist Bank, as administrative agent and collateral agent (the “Credit Facility”).

(i) The General Partner has requisite limited liability company power and authority to serve as general partner of the Company as disclosed in each Registration Statement, the General Disclosure Package and the Prospectus.

(j) BCE-Mach Aggregator LLC, a Delaware limited liability company (“BCE-Mach Aggregator”), and Mach Resources LLC, a Delaware limited liability company (“Mach Resources”), own 100% of the limited liability company interests in the General Partner; such limited liability company interests have been duly authorized and validly issued in accordance with the Amended and Restated Limited Liability Company Agreement of the General Partner (the “GP LLCA”) and are fully paid (to the extent required by the GP LLCA) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act); and BCE-Mach Aggregator and Mach Resources own such limited liability company interests free and clear of all Encumbrances, except as permitted in the General Partner’s organizational documents or as described in each Registration Statement, the General Disclosure Package and the Prospectus, if any.

(k) The General Partner is the sole general partner of the Company with a noneconomic general partner interest in the Company (the “GP Interest”); such GP Interest has been duly authorized and validly issued in accordance with the Amended and Restated Agreement of Limited Partnership of the Company; and the General Partner owns such GP Interest free and clear of all Encumbrances, except as permitted in the General Partner’s organizational documents or as described in each Registration Statement, the General Disclosure Package and the Prospectus, if any.

(l) The Company has an authorized capitalization as set forth in each Registration Statement, the General Disclosure Package and the Prospectus (and any amendment or supplement thereto), and all of the issued and outstanding limited partner interests of the Company have been duly and validly authorized and issued, are fully paid (to the extent required by the organizational documents of the Company) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)) and conform in all material respects to the descriptions thereof contained in each Registration Statement, the General Disclosure Package and the Prospectus (and any amendment or supplement thereto); none of the issued and outstanding limited partner interests of the Company are subject to any preemptive or similar rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of any of the Partnership Entities; and there are no outstanding options, warrants or similar rights to subscribe for, or contractual obligations to issue, sell, transfer or acquire, any equity securities of the Partnership Entities or any securities convertible into, or exercisable or exchangeable for, any such equity securities of the Partnership Entities, in each case pursuant to or under the applicable organizational documents of any of the Partnership Entities or any other agreement or other instrument that any such Partnership Entity is a party to or may be bound by.

(m) The Common Units of the Company, including the Units to be sold by the Company hereunder, have been duly and validly authorized and, when sold and delivered in accordance with the terms of this Agreement against payment of the consideration therefor, will be duly and validly issued and fully paid (to the extent required under the organizational documents of the Company) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act) and will conform in all material respects to the descriptions thereof contained in the Registration Statement, General Disclosure Package and the Prospectus (or any amendment or supplement thereto); and the sale of such Units is not subject to any preemptive or similar rights.

(n) The limited liability company interests of each of the Subsidiaries are wholly owned, directly or indirectly, by the Company free and clear of any Encumbrance. The Company does not have any additional subsidiaries and does not own a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization, except (a) as set forth in Exhibit 21 to each Registration Statement and (b) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X. Other than its direct or indirect ownership of the Company and its Subsidiaries, the General Partner does not have as of the date hereof a material interest in or control, directly or indirectly, any other corporation, partnership, limited liability company, joint venture, association, trust or other business organization.

(o) Each of the Mach Parties has all requisite power and authority to enter into this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Mach Parties and constitutes a valid and legally binding agreement of each of the Mach Parties, enforceable against each of the Mach Parties in accordance with its terms, except to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws (the “Enforceability Exceptions”).

(p) There are no Existing Instruments (as defined herein) to which any of the Partnership Entities is a party or by which any of their respective properties may be bound, that are required to be described in each Registration Statement, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to each Registration Statement that are not fairly summarized or disclosed in all material respects, filed in each Registration Statement, the General Disclosure Package or the Prospectus as required by the Securities Act. All such Existing Instruments have been duly and validly authorized, executed and delivered by the applicable Partnership Entity, constitute valid and binding agreements of the applicable Partnership Entity and are enforceable against the applicable Partnership Entity in accordance with the terms thereof (assuming that such Existing Instruments constitute the legal, valid and binding obligation of the other persons party thereto), except as enforceability thereof may be limited by the Enforceability Exceptions. None of the Partnership Entities has received notice or been made aware that any other party is in breach of or default to the Partnership Entities under any of such Existing Instruments.

(q) The execution of this Agreement by the Mach Parties, the compliance by the Mach Parties with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not (i) (1) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or Debt Repayment Triggering Event under, any Existing Instrument, (2) result in any violation of the provisions of the certificate or articles of formation or by-laws (or other organization documents) of any Partnership Entity or (3) conflict with any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any Partnership Entity or any of their properties, except in the case of (1) and (3) as would not, individually or in the aggregate, result in a Material Adverse Effect, (ii) require the consent, approval, authorization, order, registration or qualification of or with any unitholders, members, partners or other security holders or any Permit of any court, regulatory, administrative or governmental agency or body or other official having jurisdiction over the Partnership Entities, except the registration under the Securities Act of the Units, the listing of the Units for trading on the New York Stock Exchange (“NYSE”), the registration of the Common Units under the Exchange Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the distribution of the Units by the Manager, all of which will be, or have been, effected in accordance with this Agreement and except for FINRA’s clearance of the equity distribution terms of the offering contemplated hereby as required under FINRA’s Rules of Fair Practice, except where the failure to obtain such required consents, approvals, authorizations, orders, registrations or qualifications would not, individually or in the aggregate, result in a Material Adverse Effect, (iii) violate any existing statute, law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), filing, judgment, injunction, order or decree applicable to any of the Partnership Entities or any of their respective properties except for such violations that will not, individually or in the aggregate, result in a Material Adverse Effect, or (iv) result in a breach of, or default of Debt Repayment Triggering Event under, or results in the creation or imposition of any Encumbrance upon any property or assets of any of the Partnership Entities pursuant to, or requires the consent of any other party to, any Existing Instrument to which any of the Partnership Entities is a party or by which any of its properties may be bound, except for such conflicts, breaches, defaults or Encumbrances that will not, individually or in the aggregate, result in a Material Adverse Effect. For the purpose of this Section 1(q), a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any of the Partnership Entities.

(r) Grant Thornton LLP, who have certified certain financial statements of the Company and its Subsidiaries, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in or incorporated by reference in each Registration Statement, the General Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply in all material respects with the applicable requirements of the Securities Act and the applicable rules promulgated thereunder, including Regulation S-X, and present fairly the capitalization and the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in each Registration Statement, the General Disclosure Package and the Prospectus (or any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods involved, except as disclosed therein and in the case of unaudited interim financial statements, which are subject to normal year end audit adjustments and exclude certain footnotes as permitted by applicable rules of the Commission; and the financial and statistical information and data, including “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), set forth in or incorporated by reference in each Registration Statement, the General Disclosure Package and the Prospectus (and any amendment or supplement thereto) is accurately and fairly presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Company, complies in all material respects with Regulation G under the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act, to the extent applicable, and presents fairly in all material respects the information shown therein and the Company’s basis for using such measures. The pro forma financial statements of the Company and the Subsidiaries and the related notes thereto included in or incorporated by reference in each Registration Statement, the General Disclosure Package and the Prospectus (or any amendment or supplement thereto) present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, including Regulation S-X of the Securities Act, and have been properly compiled on the bases described therein. Additionally, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. The interactive data in eXtensible Business Reporting Language included in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules, regulations and guidelines applicable thereto. No other financial statements or schedules are required to be included in the Registration Statement.

(s) Weaver and Tidwell, L.L.P., who have certified certain financial statements of Sabinal Energy Operating, LLC (“Sabinal”) and its subsidiaries, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply in all material respects with the applicable requirements of the Securities Act and the applicable rules promulgated thereunder, including Regulation S-X, and present fairly the capitalization and the consolidated financial position, results of operations and changes in financial position of Sabinal and its subsidiaries on the basis stated in each Registration Statement, the General Disclosure Package and the Prospectus (or any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein and in the case of unaudited interim financial statements, which are subject to normal year end audit adjustments and exclude certain footnotes as permitted by applicable rules of the Commission.

(t) PricewaterhouseCoopers LLP, who have certified certain financial statements of SIMCOE LLC (“SIMCOE”), is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in or incorporated by reference in each Registration Statement, the General Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply in all material respects with the applicable requirements of the Securities Act and the applicable rules promulgated thereunder, including Regulation S-X, and present fairly the capitalization and the consolidated financial position, results of operations and changes in financial position of SIMCOE on the basis stated in each Registration Statement, the General Disclosure Package and the Prospectus (or any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein and in the case of unaudited interim financial statements, which are subject to normal year end audit adjustments and exclude certain footnotes as permitted by applicable rules of the Commission.

(u) PricewaterhouseCoopers LLP, who have certified certain financial statements of SJ INVESTMENT OPPS LLC (“SJ INVESTMENT”), is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations. The financial statements, together with related schedules and notes, included in or incorporated by reference in each Registration Statement, the General Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply in all material respects with the applicable requirements of the Securities Act and the applicable rules promulgated thereunder, including Regulation S-X, and present fairly the capitalization and the consolidated financial position, results of operations and changes in financial position of SJ INVESTMENT on the basis stated in each Registration Statement, the General Disclosure Package and the Prospectus (or any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein and in the case of unaudited interim financial statements, which are subject to normal year end audit adjustments and exclude certain footnotes as permitted by applicable rules of the Commission.

(v) None of the Partnership Entities has sustained since the date of the latest audited financial statements included in or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in each Registration Statement and the Prospectus and except as disclosed or contemplated therein, (1) there has not been any change in the limited partner interests or material change in the long-term debt of any of the Partnership Entities, (2) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, unitholders’ equity or results of operations of any of the Partnership Entities, (3) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by any of the Partnership Entities, whether or not in the ordinary course of business, which are material to the Partnership Entities, taken as a whole, or (4) there has been no dividend or distribution of any kind declared, paid or made by any of the Partnership Entities on any class of its limited partner interests, in each case, other than as set forth or contemplated in the Prospectus.

(w) Cawley, Gillespie & Associates, Inc., a reserve engineer that prepared reserve reports setting forth the estimated quantities of proved oil and natural gas reserves held by the Company as of December 31, 2024 and December 31, 2025 was, as of the date of preparation of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to the Company.

(x) Netherland, Sewell & Associates, Inc., a reserve engineer that prepared reserve reports setting forth the estimated quantities of proved oil and natural gas reserves of the Sabinal Assets (as defined below) as of December 31, 2025 was, as of the date of preparation of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to Sabinal.

(y) Netherland, Sewell & Associates, Inc., a reserve engineer that prepared reserve reports setting forth the estimated quantities of proved oil and natural gas reserves of the IKAV Assets (as defined below) as of December 31, 2025 was, as of the date of preparation of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to SIMCOE and SJ INVESTMENT.

(z) The information contained or incorporated by reference in each Registration Statement, the General Disclosure Package and the Prospectus regarding the estimated quantities of proved oil and natural gas reserves held by the Partnership Entities as of December 31, 2024 and as of December 31, 2025 is based upon the reserve reports prepared by Cawley, Gillespie & Associates, Inc. The information provided to Cawley, Gillespie & Associates, Inc. by the Partnership Entities, including, without limitation, information as to production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects in accordance with customary industry practices on the date the report was made.

(aa) The information contained or incorporated by reference in each Registration Statement, the General Disclosure Package and the Prospectus regarding the estimated quantities of proved oil and natural gas reserves of the Acquired Assets is based upon, (i) with respect to the Sabinal Assets, the reserve reports prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2025, and (ii) with respect to the IKAV Assets, the reserve reports prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2025. The information provided to Netherland, Sewell & Associates, Inc. including, without limitation, information as to production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects in accordance with customary industry practices on the date the report was made.

(bb) The reserve reports prepared by Cawley, Gillespie & Associates, Inc. setting forth the estimated quantities of proved oil and natural gas reserves held by the Partnership Entities as of December 31, 2024 and as of December 31, 2025 accurately reflect in all material respects the ownership interests of the Company in the properties therein. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in each Registration Statement, the General Disclosure Package or the Prospectus, none of the Partnership Entities are aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves as described in each Registration Statement, the General Disclosure Package, the Prospectus or the reserve reports; and estimates of such reserves as described in each Registration Statement, the General Disclosure Package and the Prospectus and reflected in the reserve report comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(cc) The reserve report prepared by Netherland, Sewell & Associates, Inc. setting forth the estimated quantities of proved oil and natural gas reserves of the Sabinal Assets as of December 31, 2025 accurately reflect in all material respects the ownership interests of the Company in the Sabinal Assets. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in each Registration Statement, the General Disclosure Package or the Prospectus, none of the Partnership Entities are aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves as described in each Registration Statement, the General Disclosure Package, the Prospectus or the reserve reports; and estimates of such reserves as described in each Registration Statement, the General Disclosure Package and the Prospectus and reflected in the reserve reports comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(dd) The reserve report prepared by Netherland, Sewell & Associates, Inc. setting forth the estimated quantities of proved oil and natural gas reserves of the IKAV Assets as of December 31, 2025 accurately reflects in all material respects the ownership interests of the Company in the IKAV Assets. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in each Registration Statement, the General Disclosure Package or the Prospectus, none of the Partnership Entities are aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves as described in each Registration Statement, the General Disclosure Package, the Prospectus or the reserve reports; and estimates of such reserves as described in each Registration Statement, the General Disclosure Package and the Prospectus and reflected in the reserve reports comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(ee) The Partnership Entities have not taken, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Securities Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Units or for any other purpose.

(ff) None of the Partnership Entities is (1) in violation of its certificate of limited partnership, certificate of formation, partnership agreement, limited liability company agreement or other organization documents, as applicable, or (2) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to any of the Partnership Entities, or (3) in violation of any decree of any court or governmental agency or body having jurisdiction over any of the Partnership Entities, or (4) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which any Partnership Entity is a party or by which any of them or any of their respective properties may be bound (each, an “Existing Instrument”), except, in the case of clauses (2), (3) and (4), where any such violation or default, individually or in the aggregate, would not have a Material Adverse Effect; and there does not exist any state of facts that constitutes an event of default on the part of any of the Partnership Entities as defined in such documents or that, with notice or lapse of time or both, would constitute such an event of default.

(gg) Except as disclosed in each Registration Statement, the General Disclosure Package and the Prospectus, the Company, directly or indirectly, has (i) good and defensible title to all of its interests in the oil and gas properties described in each Registration Statement, the General Disclosure Package and the Prospectus as being owned or leased by them, title investigations having been carried out by the Partnership Entities, as applicable, in accordance with customary practice in the oil and gas industry and (ii) good and marketable title to, or valid rights to lease or otherwise use, all real property (other than the oil and gas properties described in clause (i) above) and all personal property described in each Registration Statement, the General Disclosure Package and the Prospectus as being owned by them, in each case free and clear of all Encumbrances, except (A) such as would not have, individually or in the aggregate, a Material Adverse Effect, (B) royalties, overriding royalties and other similar burdens under oil and gas leases, (C) easements, restrictions, rights-of-way and other matters that commonly affect oil and gas properties, (D) liens and encumbrances under gas sales contracts, geophysical exploration agreements, operating agreements, farm-out agreements, participation agreements, unitization, pooling and commutation agreements, declarations and orders and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry and (E) liens and encumbrances under the Credit Facility. All property (real and personal) held under lease by the Company and its Subsidiaries is held by it under valid, existing and enforceable leases, free and clear of all security interests, liens, charges, encumbrances, restrictions, claims and other defects and imperfections of title, except (A) such as would not have, individually or in the aggregate, a Material Adverse Effect and (B) liens and encumbrances under the Credit Facility.

(hh) Other than as set forth or incorporated by reference in each Registration Statement, the General Disclosure Package and the Prospectus, there are no legal, governmental or regulatory proceedings pending to which the Partnership Entities are a party or of which any property of the Partnership Entities is the subject which, if determined adversely to the Partnership Entities, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect, or would prevent or impair the consummation of the transactions contemplated by this Agreement, or which are required to be described in each Registration Statement, the General Disclosure Package or the Prospectus; to the best of the Mach Parties’ knowledge, no such proceedings are threatened or contemplated by governmental authorities or others nor, to the Mach Parties’ knowledge, is there any basis for any action, suit, inquiry, proceeding or investigation by or before any governmental or other regulatory or administrative agency or commission; and there is no such action, suit, inquiry, proceeding or investigation against any current or, to the knowledge of the Mach Parties, former director or officer of any of the Partnership Entities with respect to which any of the Partnership Entities have, or are reasonably likely to have, an indemnification obligation.

(ii) Except as otherwise disclosed in the General Disclosure Package and the Prospectus, each of the Partnership Entities possess all permits, licenses, approvals, consents and other authorizations (collectively, “Permits”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, and have made all declarations, amendments, supplements and filings with the relevant federal, state, local or foreign governmental, regulatory or administrative authority, agency or body, in each case as necessary to own its properties and conduct the businesses now operated by them in the manner described in each Registration Statement; each of the Partnership Entities are in compliance with the terms and conditions of all such Permits and all of the Permits are valid and in full force and effect and no event has occurred that allows, or after written notice or lapse of time would allow, revocation or termination of any such Permit or result in any other material impairment of the rights of any such Permit, except, in each case, where the failure so to comply or where the invalidity of such Permits or the failure of such Permits to be in full force and effect, individually or in the aggregate, would not have a Material Adverse Effect; and no Partnership Entity has received any notice of proceedings relating to the revocation or material modification of any such Permits; and, except as described in each Registration Statement, the General Disclosure Package and the Prospectus, such Permits contain no restrictions that are materially burdensome to the Partnership Entities, taken as a whole.

(jj) Each of the Partnership Entities owns or possesses, or can acquire on reasonable terms, all licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, patents and patent rights (collectively, “Intellectual Property”) material to carrying on their businesses as described in the Prospectus, and none of the Partnership Entities have received any correspondence relating to any Intellectual Property or notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property which would render any Intellectual Property invalid or inadequate to protect the interest of any of the Partnership Entities and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would have or may reasonably be expected to have a Material Adverse Effect; none of the Partnership Entities has created any Encumbrance on, or granted any right or license with respect to, any such Intellectual Property except where the failure to own or obtain a license or right to use any such Intellectual Property has not and will not have a Material Adverse Effect.

(kk) No material labor dispute with the employees of any of the Partnership Entities exists, or, to the knowledge of the Mach Parties, is imminent. The Mach Parties are not aware of any existing or imminent labor disturbance by the employees of any of the Partnership Entities’ respective principal suppliers, manufacturers, customers or contractors, which, individually or in the aggregate, may reasonably be expected to result in a Material Adverse Effect.

(ll) Each of the Partnership Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; none of the Partnership Entities have been refused any insurance coverage sought or applied for; all insurance policies and fidelity or surety bonds insuring the Partnership Entities or their respective businesses, assets, employees, officers and directors are in full force and effect; the Partnership Entities are in compliance with the terms of such policies in all material respects; none of the Partnership Entities has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required to be made in order to continue such insurance; there are no claims by the Partnership Entities under any such policy as to which any insurer is denying liability or defending under a reservation of rights clause; and the Mach Parties have no reason to believe that any of the Partnership Entities will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(mm) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over any of the Partnership Entities or any of their applicable properties or assets is required to be made by the Company in connection with the execution, delivery or performance of this Agreement or the other transactions contemplated hereby, except (i) such as may be required for (A) the registration of the Units under the Securities Act, (B) the listing of the Units for trading on the NYSE or (C) the registration of the Units under the Exchange Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which will be, or have been, effected in accordance with this Agreement and except for FINRA’s clearance of the equity distribution terms of the offering contemplated hereby as required under FINRA’s Rules of Fair Practice and (ii) such consents, approvals, authorizations or filings which have been obtained or made.

(nn) The Company has established and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorizations and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s independent auditors and the audit committee of the board of directors of the General Partner have been advised of (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Partnership Entities’ ability to record, process, summarize, and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Partnership Entities’ internal control over financial reporting; since the date of the most recent evaluation of such disclosure controls and procedures, except as described in each Registration Statement and the Prospectus, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses; as of the date of the most recent balance sheet of the Company and its consolidated Subsidiaries reviewed or audited by the Company’s accountants, there were no material weaknesses or significant deficiencies in the internal controls of the Company; the Company is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and which the Company is required to comply with.

(oo) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the applicable requirements of the Exchange Act; such disclosure controls and procedures are designed to ensure that material information relating to the Partnership Entities is made known to the General Partner’s chief executive officer and chief financial officer by others within those entities to allow timely decisions regarding required disclosure, particularly during the periods in which the periodic reports under the Exchange Act are being prepared and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(pp) The Partnership Entities have not, prior to the date hereof, made any offer or sale of securities which could be “integrated” for purposes of the Securities Act with the offer or sale of the Units pursuant to each Registration Statement and the Prospectus; and the Partnership Entities have not sold or issued any security during the one hundred eighty (180)-day period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or Regulation S under the Securities Act, other than outstanding options, rights or warrants as described in the General Disclosure Package and the Prospectus.

(qq) Except as would not, individually or in the aggregate, result in a Material Adverse Effect, the Partnership Entities have filed all tax returns that are required to have been filed by any of them pursuant to applicable U.S. federal, state or local or non-U.S. law and such returns are complete and correct, and the Partnership Entities have paid all taxes shown by such returns or otherwise assessed, which are due and payable by the Partnership Entities except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the financial statements referenced in Section 1(r) of the Partnership Entities in respect of any income and other tax liability for any years not finally determined are adequately maintained in accordance with GAAP. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any material U.S. federal, state or local non-U.S. tax return of the Partnership Entities for any period, other than extensions of time within which to file any such tax return obtained in the ordinary course of business. All unit transfer and other similar taxes that are required to be paid in connection with the sale of the Units to be sold by the Company hereunder are, or will be, fully paid by the Company and all laws imposing such taxes have been, or will be, complied with in all material respects.

(rr) Except as set forth or incorporated by reference in each Registration Statement, the General Disclosure Package and the Prospectus, (i) there are no transactions between the Partnership Entities, on the one hand, and any of their respective “affiliates” (as defined in Rule 405 under the Securities Act, the “Affiliates”), officer, director or security holder, on the other hand, that are required by the Securities Act to be disclosed in each Registration Statement, the General Disclosure Package and the Prospectus and (ii) no relationship, direct or indirect, exists between the Partnership Entities, on the one hand, and their respective Affiliates, directors, officers, security holders, customers or suppliers, on the other hand, that is required by the Securities Act to be disclosed in each Registration Statement, the General Disclosure Package and the Prospectus that is not so disclosed.

(ss) There are no statutes, regulations, documents or contracts of a character required to be described in each Registration Statement or the Prospectus or to be filed as an exhibit to each Registration Statement which are not described or filed as required.

(tt) The statements set forth in each of each Registration Statement, the General Disclosure Package and the Prospectus under the captions “Description of Common Units,” “The Partnership Agreement” and “Material U.S. Federal Income Tax Consequences” and the statements set forth in the Company’s Annual Report on Form 10-K under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Debt Agreements,” “Business and Properties—Legislative and Regulatory Environment,” “Legal Proceedings” and “Certain Relationships and Related Transactions, and Director Independence,” insofar as they purport to summarize the provisions of the laws, regulations, agreements, documents or legal or governmental proceedings referred to therein, are accurate summaries of such laws, regulations, agreements, documents or proceedings in all material respects. The Common Units (including the Units) conform in all material respects to the description thereof contained in each Registration Statement, the General Disclosure Package and the Prospectus.

(uu) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s ownership interests, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary, except as disclosed in each Registration Statement, the General Disclosure Package and the Prospectus.

(vv) None of the Partnership Entities are a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Manager for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

(ww) There are no debt securities, convertible securities or preferred stock issued or guaranteed by the Company that are rated by a “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) under the Exchange Act.

(xx) Except as otherwise disclosed in each Registration Statement, the General Disclosure Package and the Prospectus, the Partnership Entities are, and during the five (5) years prior to the date hereof were, (i) in compliance with any and all applicable Environmental Laws (as defined herein), (ii) have received and maintain all Permits required of them under applicable Environmental Laws to conduct their respective businesses as now conducted, and (iii) are in compliance with all terms and conditions of all such Permits, except for any noncompliance with Environmental Laws, failure to receive or maintain Permits required under Environmental Laws, or failure to comply with the terms and conditions of such Permits as would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth or incorporated by reference in each Registration Statement, the General Disclosure Package or the Prospectus, there are no actions, suits or proceedings by any private party or governmental body or agency arising under Environmental Laws that are pending or known to be threatened against any of the Partnership Entities, except for any such action, suit or proceeding as would not, individually or in the aggregate, have a Material Adverse Effect. Except as otherwise described in each Registration Statement, the General Disclosure Package or the Prospectus, none of the Partnership Entities has been named as a “potentially responsible party” under the U.S. Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended. Except as set forth or incorporated by reference in each Registration Statement, the General Disclosure Package and the Prospectus, there are no ongoing or expected costs or liabilities arising under Environmental Laws (including, without limitation, any such capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Permit required under Environmental Laws, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a Material Adverse Effect, and the Partnership Entities do not anticipate any such costs or liabilities. For the purpose of this Section 1(xx), “Environmental Laws” means any and all federal, state, local and foreign laws, regulations, ordinances, rules, orders, judgments, decrees, or other legal requirements of any governmental authority, including, without limitation, any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health and safety (to the extent relating to exposure to hazardous or toxic substances or wastes, pollutants or contaminants), the environment, or natural resources, or to the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants.

(yy) Each “employee benefit plan,” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by any of the Partnership Entities for employees or former employees of any of the Partnership Entities and their respective affiliates (each, an “Employee Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), except to the extent that failure to so comply, individually or in the aggregate, would not have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, (i) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, (ii) no “reportable event” (as defined in Section 4043 of ERISA) has occurred or is reasonably expected to occur with respect to any Employee Plans, (iii) no failure to satisfy the minimum funding standard (within the meaning of Section 302 of ERISA or Section 412 and 430 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (iv) no Employee Plan, if such Employee Plan was terminated, would have any “amount of unfunded benefit liabilities” (as defined in ERISA), (v) none of the Partnership Entities nor any of their respective ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any Employee Plans (including any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA) or (B) Sections 412, 4971, 4975 or 4980B of the Code, and (vi) each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification. For the purpose of this Agreement, “ERISA Affiliate” means, with respect to the Company or a Subsidiary, any member of any group or organization described in Sections 414(b), (c), (m) or (o) of the Code of which the Company or such Subsidiary is a member.

(zz) Each of the Partnership Entities and each director and officer thereof, and, to the knowledge of the Mach Parties, each agent, employee, and other person or other entity associated with or acting on behalf of any of the Partnership Entities, solely in their capacity as such, is in compliance with the Foreign Corrupt Practices Act of 1977, as amended, any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption or anti-bribery law, regulation, order, decree or directive having the force of law (collectively, the “Anti-Corruption Laws”), which the Mach Parties acknowledge prohibit (i) taking any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) in order to influence official action, or to any person in violation of any provision of the Anti-Corruption Laws; (ii) using any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (iii) making any direct or indirect unlawful payment to any Government Official or employee from any corporate funds; and (iv) making any other bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment or promise to pay. The Partnership Entities have conducted their businesses in compliance with applicable Anti-Corruption Laws and have instituted, maintain and enforce, or are subject to, and will continue to maintain and enforce, or be subject to, policies and procedures designed to promote and ensure compliance with Anti-Corruption Laws and with the representations and warranties contained herein. No action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to the Anti-Corruption Laws is pending or, to the knowledge of the Mach Parties, threatened.

(aaa) There is and has been no failure on the part of the Company or any of the General Partner’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(bbb) Except as otherwise disclosed in each Registration Statement, the General Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have securities registered pursuant to each Registration Statement or otherwise registered by the Company under the Securities Act, nor will the filing of each Registration Statement nor the offering or sale of the Units as contemplated by this Agreement give rise to any such rights.

(ccc) None of the Partnership Entities are an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ddd) The Company (including its agents and representatives, other than the Manager, as to which no representation or warranty is given) has not distributed and will not distribute any offering materials in connection with the offering and sale of the Units, other than each Registration Statement, Prospectus and any Permitted Free Writing Prospectus; and the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Units.

(eee) The statistical and market and industry related data included in or incorporated by reference in each Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Partnership Entities believe to be reliable and accurate, and the Company has obtained the written consent to the use of such data from sources to the extent required.

(fff) Each “forward-looking statement” (as that term is defined in each Registration Statement and the Prospectus) made in each Registration Statement, the General Disclosure Package or the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

(ggg) The operations of the Partnership Entities are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, if any, of the (i) the U.S. Currency and Foreign Transactions Reporting Act of 1970, as amended, (ii) the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, (iii) the applicable anti-money laundering statutes of jurisdictions where any of the Partnership Entities conduct business, (iv) the rules and regulations under (i), (ii) and (iii), and (v) any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Mach Parties, threatened.

(hhh) (i) Each of the Partnership Entities have complied, and are presently in compliance, with their privacy and security policies and with all privacy- and data security-related contractual obligations, laws and regulations regarding their collection, use, transfer, storage, protection, disposal or disclosure of personally identifiable information or any other information collected from or provided by third parties; (ii) the Partnership Entities have taken commercially reasonable steps consistent with industry standards and best practices to protect the information technology systems and data within the control of the Partnership Entities; (iii) the Partnership Entities have used reasonable efforts to establish, and have established, commercially reasonable disaster recovery measures for their business consistent with industry standards and best practices, including, without limitation, for the information technology systems and data within the control of the Company or any of its Subsidiaries; (iv) are in compliance with all privacy and data protection laws and regulations applicable to the Partnership Entities’, as applicable, collection, use, processing, storage, transfer, or disposal, disclosure of personal information; (v) are in compliance with current, public-facing privacy policies applicable to the Partnership Entities’, as applicable, collection, use, processing, storage, transfer and disposal of personal information in connection with the operation of their businesses; and (vi) to the Mach Parties’ knowledge, there has been no security breach or attack or other compromise of or relating to any such information technology system or data, except in case of (i) through (vi) above, as would not have a Material Adverse Effect.

(iii) None of the Partnership Entities nor any director, officer, employee or, to the knowledge of the Mach Parties, any agent, affiliate or representative of any of the Partnership Entities (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State), the United Nations Security Council, the European Union, any member state of the European Union, HM’s Treasury of the United Kingdom or other relevant sanctions authority in a jurisdiction in which any of the Partnership Entities operate (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”) or (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive Sanctions that broadly prohibit dealings with that country or territory (including at the time of this Agreement, without limitation, the Crimea Region, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the non-governmental controlled portions of the Zaporizhzhia and Kherson regions of Ukraine, Cuba, Iran and North Korea (collectively, “Sanctioned Countries” and each such country, a “Sanctioned Country”)). The Partnership Entities have instituted, maintain and enforce, or are subject to, and will continue to maintain and enforce, or be subject to, policies and procedures designed to promote and ensure compliance with Sanctions and with the representations and warranties contained herein.

(jjj) None of the Partnership Entities are, nor since April 24, 2019 has been, engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with, for the benefit of, or in a Sanctioned Country, in each case in violation of Sanctions nor do any of the Partnership Entities have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person or with, for the benefit of, or in a Sanctioned Country. No action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to Sanctions is pending or, to the knowledge of the Mach Parties, threatened.

(kkk) Any certificate signed by any officer of the Mach Parties and delivered to the Manager or to counsel for the Manager shall be deemed a representation and warranty by the Mach Parties to the Manager as to the matters covered thereby, effective only as of the dates therein provided.

2. Sale of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Manager agree that the Company may from time to time seek to sell Units through the Manager, acting as sales agent as follows:

(a) The Company may submit its orders to the Manager by telephone or electronic mail (including any price, time or size limits or other customary parameters or conditions) to sell Units on any Trading Day (as defined herein) which order shall be confirmed by the Manager (and accepted by the Company) by electronic mail using a form substantially similar to that attached hereto as Exhibit A. As used herein, “Trading Day” shall mean any trading day on the NYSE other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time.

(b) Subject to the terms and conditions hereof, the Manager shall use its commercially reasonable efforts to execute any Company order submitted to it hereunder to sell Units and with respect to which the Manager has agreed to act as sales agent. The Company acknowledges and agrees that (i) there can be no assurance that the Manager will be successful in selling the Units, (ii) the Manager will incur no liability or obligation to the Company or any other person or entity if it does not sell Units for any reason and (iii) the Manager shall be under no obligation to purchase Units on a principal basis pursuant to this Agreement.

(c) The Company shall not authorize the issuance and sale of, and the Manager shall not sell, any Unit at a price lower than the minimum price therefor designated by the Company pursuant to Section 2(a) above. In addition, the Company or the Manager may, upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Units pursuant to this Agreement; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Units sold hereunder prior to the giving of such notice.

(d) The Manager shall provide written confirmation (which may be by facsimile or email) to the Company following the close of trading on the NYSE each day in which Units are sold under this Agreement setting forth (i) the amount of Units sold on such day, (ii) the gross offering proceeds received from such sale and (iii) the commission payable by the Company to the Manager with respect to such sales.

(e) At each Time of Sale, Settlement Date and Representation Date (as defined below), the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of the Manager to use its commercially reasonable efforts to sell the Units on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 5 of this Agreement.

(f) Notwithstanding any other provision of this Agreement, the Company and the Manager agree that no sales of Units shall take place, the Company shall not request the sales of any Units that would be sold and the Manager shall not be obligated to sell or offer to sell, during any period in which the Company’s insider trading policy, as it exists on the date of this Agreement, would prohibit the purchase or sale of Common Units by persons subject to such policy, or during any other period in which the Company is, or could be deemed to be, in possession of material non-public information.

3. Fee. The compensation to the Manager for sales of the Units with respect to which the Manager acts as sales agent hereunder shall be equal to 2.5% of the gross offering proceeds of the Units sold pursuant to this Agreement.

4. Payment, Delivery and Other Obligations. Settlement for sales of the Units pursuant to this Agreement will occur on the first Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”). On each Settlement Date, the Units sold through the Manager for settlement on such date shall be issued and delivered by the Company to the Manager against payment of the net proceeds from the sale of such Units. Settlement for all such Units shall be effected by free delivery of the Units by the Company or its transfer agent to the Manager’s or its designee’s account (provided that the Manager shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered units in good deliverable form, in return for payment in same day funds delivered to the account designated by the Company. If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Units on any Settlement Date, the Company shall (i) hold the Manager harmless against any loss, claim, damage, or expense (including reasonable and documented legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay the Manager any commission, discount or other compensation to which it would otherwise be entitled absent such default.

5. Conditions to the Manager’s Obligations. The obligations of the Manager are subject to the following conditions:

(a) Since the later of (A) the date of this Agreement and (B) the immediately preceding Representation Date:

(i) no order suspending the effectiveness of each Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission;

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from the respective dates of each Registration Statement, the Prospectus and the General Disclosure Package that, in the Manager’s judgment, is material and adverse and that makes it, in the Manager’s judgment, impracticable to market the Units on the terms and in the manner contemplated in the Prospectus.

(b) The Manager shall have received on each date specified in Section 6(l) a certificate, dated such date and signed by an executive officer of the Company, to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct as of such date; (ii) the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such date; (iii) no stop order suspending the effectiveness of each Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission; (iv) the Prospectus Supplement, any Interim Prospectus Supplement and each Permitted Free Writing Prospectus have been timely filed with the Commission under the Securities Act (in the case of a Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act), and all requests for additional information on the part of the Commission have been complied with or otherwise satisfied; (v) as of such date, neither Registration Statement contained any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (vi) as of such date, the General Disclosure Package did not contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no such certificate shall apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use in the General Disclosure Package.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Manager shall have received on each date specified in Section 6(m), and on such other dates as may be reasonably requested by the Manager, an opinion and negative assurance letter of Kirkland & Ellis LLP, outside counsel for the Company, dated such date, in form and substance reasonably satisfactory to the Manager.

(d) The Manager shall have received on each date specified in Section 6(n), and on such other dates as may be reasonably requested by the Manager, an opinion and negative assurance letter of Davis Polk & Wardwell LLP, counsel for the Manager, dated such date, in form and substance reasonably satisfactory to the Manager.

The opinion of counsel for the Company described in Section 5(c) above shall be rendered to the Manager at the request of the Company and shall so state therein.

(e) Grant Thornton LLP shall have furnished to the Manager a letter, on each date specified in Section 6(o), in form and substance reasonably satisfactory to the Manager, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the financial statements and certain financial information of the Company contained or incorporated by reference in the Registration Statement and the Prospectus.

(f) Weaver and Tidwell, L.L.P. shall have furnished to the Manager a letter, on each date specified in Section 6(o), in form and substance reasonably satisfactory to the Manager, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the financial statements and certain financial information of the Company contained or incorporated by reference in the Registration Statement and the Prospectus.

(g) PricewaterhouseCoopers LLP shall have furnished to the Manager a letter, on each date specified in Section 6(o), in form and substance reasonably satisfactory to the Manager, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the financial statements and certain financial information of the Company contained or incorporated by reference in the Registration Statement and the Prospectus.

(h) Cawley, Gillespie & Associates, Inc. shall have furnished to the Manager reserve reports and confirmation letters, on each date specified in Section 6(o), in form and substance reasonably satisfactory to the Manager, containing statements and information of the type ordinarily included in such letters to underwriters with respect to the reserve and other operational information of the Company’s assets audited by Cawley, Gillespie & Associates, Inc. and contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

(i) Netherland, Sewell & Associates, Inc. shall have furnished to the Manager reserve reports and confirmation letters, on each date specified in Section 6(o), in form and substance reasonably satisfactory to the Manager, containing statements and information of the type ordinarily included in such letters to underwriters with respect to estimated quantities of proved oil and natural gas reserves for the assets acquired from (i) IKAV Energy Inc. (the “IKAV Assets”) and (ii) Sabinal Energy Operating, LLC, Sabinal Resources, LLC and Sabinal CBP, LLC (the “Sabinal Assets”), in each case, as of December 31, 2025, audited by Netherland, Sewell & Associates, Inc. and contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

(j) The Manager shall have received, on each date specified in Section 6(o), a certificate of the chief financial officer of the General Partner, in form and substance reasonably satisfactory to the Manager with respect to certain financial information contained or incorporated by reference in each Registration Statement and the Prospectus.

(k) All filings with the Commission required by Rule 424 under the Act to have been filed by each Time of Sale or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).

(l) The Units shall have been approved for listing on the NYSE, subject only to a notice of issuance at or prior to the applicable Settlement Date.

(m) The Common Units shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

6. Covenants of the Company. The Company covenants with the Manager as follows:

(a) To furnish to the Manager copies of each Registration Statement (excluding exhibits) and copies of the Prospectus (or the Prospectus as amended or supplemented) in such quantities as the Manager may from time to time reasonably request. In case the Manager is required to deliver, under the Securities Act (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), a prospectus relating to the Units after the nine-month period referred to in Section 10(a)(3) of the Securities Act, or after the time a post-effective amendment to each Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Securities Act, upon the request of the Manager, and at its own expense, the Company shall prepare and deliver to the Manager as many copies as the Manager may request of an amended Registration Statement or amended or supplemented prospectus complying with Item 512(a) of Regulation S-K or Section 10(a)(3) of the Securities Act, as the case may be.

(b) Before amending or supplementing each Registration Statement or the Prospectus (which, for avoidance of doubt, shall not include the filing of any reports or any definitive proxy statement required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act), to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects (other than any prospectus supplement relating to the offering of Shelf Securities other than the Common Units). To furnish to the Manager a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Manager reasonably objects. Not to take any action that would result in the Manager or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Manager that the Manager otherwise would not have been required to file thereunder.

(c) To file, subject to Section 6(b) above, promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for the duration of the Delivery Period. For the duration of the Delivery Period, to include in its quarterly reports on Form 10-Q, and in its annual reports on Form 10-K, a summary detailing, for the relevant reporting period, (i) the number of Units sold through the Manager pursuant to this Agreement, (ii) the net proceeds received by the Company from such sales and (iii) the compensation paid by the Company to the Manager with respect to such sales (or alternatively, to prepare a prospectus supplement (each, an “Interim Prospectus Supplement”) with such summary information and, at least once a quarter and subject to Section 6(b) above, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act)).

(d) To file any Permitted Free Writing Prospectus to the extent required by Rule 433 under the Securities Act and to provide copies of the Prospectus and such Prospectus Supplement and each Permitted Free Writing Prospectus (to the extent not previously delivered or filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto) to the Manager via electronic mail in “.pdf” format on such filing date to an electronic mail account designated by the Manager and, at the Manager’s request, to also furnish copies of the Prospectus and such Prospectus Supplement to the NYSE and each other exchange or market on which sales of the Units were effected, in each case, as may be required by the rules or regulations of the NYSE or such other exchange or market.

(e) During the Delivery Period to advise the Manager, promptly after it receives notice thereof, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of each Registration Statement, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Units or suspending any such qualification, to promptly use its best efforts to obtain its withdrawal.

(f) If, after the date hereof and during the Delivery Period, either (i) any event shall occur or condition exist as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file any document in order to comply with the Securities Act or the Exchange Act, to promptly advise the Manager by telephone (with confirmation in writing or electronic mail) and to promptly prepare and file, subject to Section 6(b) above, with the Commission an amendment or supplement to each Registration Statement or the Prospectus which will correct such statement or omission or effect such compliance and to furnish to the Manager as many copies as the Manager may reasonably request of such amendment or supplement.

(g) To endeavor to qualify the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to continue such qualifications in effect so long as necessary under such laws for the distribution of the Units.

(h) To make generally available to the Company’s security holders and to the Manager as soon as practicable an earnings statement covering a period of at least 12 months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Units under the Securities Act and all other fees or expenses in connection with the preparation and filing of each Registration Statement, any Prospectus Supplement, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Units (within the time required by Rule 456(b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Manager, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Units, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Units under state securities laws and all expenses in connection with the qualification of the Units for offer and sale under state securities laws as provided in Section 6(g) above, including filing fees and the reasonable fees and disbursements of counsel for the Manager in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum (such expenses not to exceed $5,000), (iv) all filing fees and the reasonable fees and disbursements of counsel to the Manager incurred in connection with the offering contemplated by this Agreement, including any review and qualification by the Financial Industry Regulatory Authority (up to $35,000), (v) all costs and expenses incident to listing the Units on the NYSE, (vi) the costs and charges of any transfer agent, registrar or depositary, and (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section 6 and Section 8, the Manager will pay all of its costs and expenses, including disbursements of their counsel and any advertising expenses connected with any offers the Manager may make.

(j) If the third anniversary of the initial effective date of each Registration Statement occurs before all the Units have been sold, prior to such third anniversary, to file, subject to Section 6(b), a new shelf registration statement and to take any other action necessary to permit the public offering of the Units to continue without interruption (references herein to each Registration Statement shall include the new registration statement declared effective by the Commission).

(k) To use its commercially reasonable efforts to cause the Units to be listed for trading on the NYSE and to maintain such listing.

(l) Upon commencement of the offering of the Units under this Agreement (and upon the recommencement of the offering of the Units under this Agreement following the termination of a suspension of sales hereunder), and each time that (i) each Registration Statement or the Prospectus is amended or supplemented (other than a prospectus supplement relating solely to the offering of Shelf Securities other than the Units) or (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Manager shall otherwise reasonably request) (such commencement date (and any such recommencement date, if applicable) and each such date referred to in (i) and (ii) above, a “Representation Date”), to furnish or cause to be furnished to the Manager forthwith a certificate dated and delivered as of such date, in form reasonably satisfactory to the Manager, to the effect that the statements contained in the certificate referred to in Section 5(b) of this Agreement are true and correct at the time of such commencement, recommencement, amendment, supplement or filing, as the case may be, as though made at and as of such time modified as necessary to relate to each Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate. The requirement to deliver a certificate under this Section 6(l) shall be automatically waived upon notice by the Company to the Managers that the Company temporarily wishes to suspend all sales under this Agreement (the “Suspension Period”). Notwithstanding the foregoing, if the Company subsequently decides to commence the sale of Units under this Agreement following a Suspension Period and the Company has not provided the Manager with a certificate under this Section 6(l), then before the Manager sells any Units, the Company shall provide the Manager with a certificate required under this Section 6(l).

(m) On each Representation Date, the Company shall cause to be furnished to the Manager, dated as of such date, in form and substance satisfactory to the Manager, the written opinion and negative assurance letter of Kirkland & Ellis LLP, outside counsel for the Company.

(n) On each Representation Date, Davis Polk & Wardwell LLP, counsel to the Manager, shall furnish to the Manager a written opinion and negative assurance letter, dated as of such date in form and substance reasonably satisfactory to the Manager.

With respect to Sections 6(m) and 6(n) above, in lieu of delivering such an opinion and negative assurance letter for dates subsequent to the commencement of the offering of the Units under this Agreement such counsel may furnish the Manager with a letter (a “Reliance Letter”) to the effect that the Manager may rely on a prior opinion and negative assurance letter delivered under Section 6(m) or Section 6(n), as the case may be, to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to each Registration Statement and the Prospectus as amended or supplemented as of such subsequent date).

(o) Upon commencement of the offering of the Units under this Agreement (and upon the recommencement of the offering of the Units under this Agreement following the termination of a suspension of sales hereunder) and each time that (i) each Registration Statement or the Prospectus is amended or supplemented to include additional financial information, (ii) the Company files an annual report on Form 10-K or quarterly report on Form 10-Q, (iii) there is furnished with the Commission by the Company any document which contains financial information, including any earnings release, (iv) there is filed with the Commission any document (other than an annual report on Form 10-K or quarterly report on Form 10-Q) incorporated by reference into the Prospectus which contains additional or amended financial information or (v) on such other dates as may be reasonably requested by the Manager, each of Grant Thornton LLP, Weaver and Tidwell, L.L.P., PricewaterhouseCoopers LLP, Cawley, Gillespie & Associates, Inc. and Netherland, Sewell & Associates, Inc. shall deliver to the Manager the comfort letters described in Section 5.

(p) To comply with the Due Diligence Protocol attached hereto on Schedule I and any other due diligence review or call reasonably requested by the Manager.

(q) To reserve and keep available at all times, free of preemptive rights, Units for the purpose of enabling the Company to satisfy its obligations hereunder.

(r) That it consents to the Manager trading in the Common Units for the Manager’s own account and for the account of its clients at the same time as sales of the Units occur pursuant to this Agreement.

(s) That each acceptance by the Company of an offer to purchase the Units hereunder shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Time of Sale and the Settlement Date for the Units relating to such acceptance as though made at and as of each of such dates (except that such representations and warranties shall be deemed to relate to each Registration Statement and the Prospectus as amended and supplemented relating to such Units).

(t) Not to, or publicly disclose an intention to, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Units or securities convertible into or exchangeable or exercisable for the Common Units or warrants or other rights to purchase the Common Units or any other securities of the Company that are substantially similar to the Common Units or permit the registration under the Securities Act of any Common Units, except for (i) the registration of the Units and the sales through the Manager pursuant to this Agreement, (ii) any Common Units issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (iii) any Common Units issued or options to purchase Common Units granted pursuant to existing employee benefit plans of the Company or (iv) any Common Units issued pursuant to any non-employee director stock plan, dividend reinvestment plan or stock purchase plan of the Company, during the Delivery Period, without (A) giving the Manager at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (B) the Manager suspending activity under this program for such period of time as requested by the Company.

7. Covenants of the Manager. The Manager covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of the Manager that otherwise would not be required to be filed by the Company thereunder, but for the action of the Manager.

8. Indemnity and Contribution. (a) The Mach Parties each, jointly and severally, agree to indemnify and hold harmless the Manager and each person, if any, who controls the Manager within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation, and which are in each case documented by the Manager), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in each Registration Statement, as originally filed or any amendment thereof, each Registration Statement, or any post-effective amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus, or in any supplement thereto or amendment thereof, the Prospectus Supplement (including any Interim Prospectus Supplement), the General Disclosure Package, or any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Mach Parties will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in each Registration Statement, as originally filed or any amendment thereof, each Registration Statement, or any post-effective amendment thereof, the Prospectus, the Prospectus Supplement (including any Interim Prospectus Supplement), the General Disclosure Package, or any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, in reliance upon and in conformity with written information furnished to the Mach Parties by or on behalf of the Manager through expressly for use therein.

(b) The Manager agrees to indemnify and hold harmless the Mach Parties, each of the directors of the Mach Parties, each of the officers of the Mach Parties who shall have signed the Registration Statement, and each other person, if any, who controls the Mach Parties within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including without limitation, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in each Registration Statement, as originally filed or any amendment thereof, each Registration Statement, or any post-effective amendment thereof, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus, or in any supplement thereto or amendment thereof, the Prospectus Supplement (including any Interim Prospectus Supplement), the General Disclosure Package, or any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Manager expressly for use therein.

(c) Promptly after receipt by an indemnified party under Section 8(a) or 8(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and jointly with any other indemnifying party similarly notified, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel, in the event of indemnified parties under Section 8(a), shall be selected by the Manager. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third and fourth sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party or the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Mach Parties on the one hand and the Manager on the other from the offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Mach Parties on the one hand and the Manager on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Mach Parties on the one hand and the Manager on the other from the offering of the Units shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Mach Parties bear to the total underwriting discounts and commissions received by the Manager. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Manager on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Mach Parties and the Manager agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Manager was treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), the Manager shall not be required to contribute any amount in excess of the amount by which the total price at which the Units distributed to the public were offered to the public exceeds the amount of any damages which such Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Manager’s obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the parties to this Agreement contained in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

9. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

10. Termination. (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party, except that (i) with respect to any pending sale through the Manager for the Company, the obligations of the Company, including, but not limited to, its obligations under Section 4 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1 and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b) The Manager shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale through the Manager for the Company, the obligations of the Company, including, but not limited to, its obligations under Section 4 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1 and Section 8 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c) This Agreement shall remain in full force and effect until and unless terminated pursuant to Section 10(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that Section 1 and Section 8 of this Agreement shall remain in full force and effect.

(d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Units, such sale shall settle in accordance with the provisions of Section 4.

11. Entire Agreement. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Mach Parties and the Manager, or any of them, with respect to the subject matter hereof.

12. No Fiduciary Duties.  The Mach Parties each acknowledge and agree that (i) the offering of the Units pursuant to this Agreement is an arm’s-length commercial transaction between the Mach Parties, on the one hand, and the Manager, on the other, (ii) in connection therewith and with the process leading to such transaction the Manager is acting solely as a principal and not the agent or fiduciary of the Mach Parties or their respective stockholders, creditors, employees or any other party, (iii) the Manager has not assumed an advisory or fiduciary responsibility in favor of the Mach Parties with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Manager has advised or is currently advising the Mach Parties on other matters) or any other obligation to the Mach Parties except the obligations expressly set forth in this Agreement and (iv) the Mach Parties have consulted their own legal and financial advisors to the extent it deemed appropriate. The Mach Parties each agree that each will not claim that the Manager has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Mach Parties, in connection with such transaction or the process leading thereto.

13. Recognition of the U.S. Special Resolution Regimes. (a) In the event that the Manager is a Covered Entity that becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from the Manager of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United State.

(b) In the event that the Manager is a Covered Entity or a BHC Act Affiliate of the Manager becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against the Manager are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

14. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form in compliance with the U.S. federal ESIGN Act of 2000 or any comparable state statutes, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

15. Applicable Law and Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAWS. The parties hereby submit to the jurisdiction of and venue in the federal courts located in the City of New York, New York in connection with any dispute related to this Agreement, any transaction contemplated hereby, or any other matter contemplated hereby.

16. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

17. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication. Notices to the Manager shall be given to Morgan Stanley & Co. LLC, 1585 Broadway, New York, NY 10036 (Attn: Equity Syndicate Desk, with a copy to the Legal Department). Notices to the Company shall be given to Mach Natural Resources LP, 14201 Wireless Way, Suite 300 Oklahoma City, Oklahoma 73134 (Attn: General Counsel).

18. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Mach Parties and the Manager, the officers and directors of the Mach Parties referred to herein, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

[Signature page follows]

Very truly yours,

MACH NATURAL RESOURCES LP

By:	Mach Natural Resources GP LLC, its general partner

By:	/s/ Tom L. Ward
	Name:	Tom L. Ward
	Title:	Chief Executive Officer

MACH NATURAL RESOURCES GP LLC

By:	/s/ Tom L. Ward
	Name:	Tom L. Ward
	Title:	Chief Executive Officer

Accepted as of the date first written above

Morgan Stanley & Co. LLC

By:	/s/ Kelli Muhl
	Name:	Kelli Muhl
	Title:	Vice President

SCHEDULE I

Due Diligence Protocol

Set forth below are guidelines for use by the Company and the Manager in connection with the Manager’s continuous due diligence efforts in connection with the sale and distribution of the Units pursuant to the Agreement. For the avoidance of doubt, the Company has agreed that no sales under the Agreement will be requested or made at any time the Company is, or could be deemed to be, in possession of material non-public information with respect to the Company.

1.	On or immediately prior to each Representation Date, in addition to the documents provided pursuant to Sections 6(l), (m), (n) and (o) of the Agreement, the Manager expects to conduct a due diligence call with the appropriate business, financial and legal representatives of the Company.

2.	On the date of or promptly after the Company’s management report becomes available for a given month (but no later than the last business day of the immediately succeeding month), the Manager expects to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company shall provide the certificate referred to in Section 5(b) of the Agreement.

3.	In the event that the Company requests the Manager to sell on any one Trading Day an amount of Units that would be equal to or greater than 15% of the average daily trading volume (calculated based on the most recent three completed Trading Days) of the Company’s common stock, the Manager expects to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company shall provide the certificate referred to in Section 5(b) of the Agreement.

The foregoing is an expression of current intent only, and shall not in any manner limit the Manager’s rights under the Agreement, including the Manager’s right to require such additional due diligence procedures as the Manager may reasonably request pursuant to the Agreement.

I-1

Exhibit A

[Morgan Stanley & Co. LLC Letterhead]

[_______], 20[__]

[             ]

[                          ]
Attention: [_______]

VIA ELECTRONIC MAIL

TRANSACTION CONFIRMATION

Dear [_______]:

This Confirmation sets forth the terms of the agreement of Morgan Stanley & Co. LLC (the “Manager”) with Mach Natural Resources LP (the “Company”) relating to the sale of common units representing limited partner interests in the Company having an aggregate gross sales price of up to $100,000,000 pursuant to the Equity Distribution Agreement between the Company and the Manager, dated May 22, 2026 (the “Agreement”). Unless otherwise defined below, capitalized terms defined in the Agreement shall have the same meanings when used herein.

By countersigning or otherwise indicating in writing the Company’s acceptance of this Confirmation (an “Acceptance”), the Company shall have agreed with the Manager to engage in the following transaction:

Aggregate Gross Price of Units to be sold:

Minimum price at which Units may be sold:

Date(s) on which Units may be sold:

Compensation to Manager (if different than the Agreement):

The transaction set forth in this Confirmation will not be binding on the Company or the Manager unless and until the Company delivers its Acceptance; provided, however, that neither the Company nor the Manager will be bound by the terms of this Confirmation unless the Company delivers its Acceptance by [_] a.m./p.m. (New York time) on [the date hereof [_____], 20[__]].

A-1

The transaction, if it becomes binding on the parties, shall be subject to all of the representations, warranties, covenants and other terms and conditions of the Agreement, except to the extent amended or modified hereby, all of which are expressly incorporated herein by reference. Each of the representations and warranties set forth in the Agreement shall be deemed to have been made at and as of every Time of Sale, every Settlement Date and every Representation Date.

If the foregoing conforms to your understanding of our agreement, please so indicate your Acceptance by signing below.

Very truly yours,

MORGAN STANLEY & CO. LLC

By:
Name:
Title:

ACCEPTED as of the date first above written

MACH NATURAL RESOURCES LP

By: Mach Natural Resources GP LLC, its general partner

By:
Name:
Title:

MACH NATURAL RESOURCES GP LLC

By:
Name:
Title:

A-2